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       SECURITIES AND EXCHANGE COMMISSION
            Washington, D. C.  20549

                    FORM T-1


 FOR STATEMENTS OF ELIGIBILITY AND QUALIFICATION
      UNDER THE TRUST INDENTURE ACT OF 1939
  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
             (National Association)
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(Exact name of Trustee as specified in its charter)


                                                        43-0494906
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    State of incorporation if not         (I.R.S. Employer Identification No.)
          a national bank)


     Corporate Trust Department
     510 Locust Street
     St. Louis, Missouri                                   63101
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    (Address of Trustee's principal                     (Zip Code)
          executive offices)


              EMERSON ELECTRIC CO.
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(Exact name of Obligor as specified in its charter)


              Missouri                                   43-0259330
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   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)


     8000 West Florissant Avenue
     P. O. Box 4100
     St. Louis, Missouri                                    63136
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   (Address of principal executive                        (Zip Code)
              officers)


                 Debt Securities
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       (Title of the Indenture securities)

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                     GENERAL


Item 1.  General information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

          Office of the Comptroller of the Currency
          Washington, D. C.  20521

          Federal Deposit Insurance Corporation
          Washington, D. C.  20429

     To determine compliance with the Bank Holding Company Act of 1956, as amended, and regulations thereunder.

          Board of Governors
          Federal Reserve System
          Washington, D. C.  20626

(b)  Whether it is authorized to exercise corporate trust powers.

          Yes


Item 2.Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

          None


Item 6.List of Exhibits.

List below all exhibits filed as a part of this statement of eligibility and qualification.

     Exhibit 1.Articles of Association of The Boatmen's National Bank of St. Louis, as amended to date; incorporated herein by reference to Exhibit 1 of Form T-1; Registration No. 33-6800.

     Exhibit 2.Certificate of Authority of The Boatmen's National
               Bank of St. Louis to commence business; incorporated herein by reference to Exhibit 2 of Form T-1;
               Registration No. 22-11311.

     Exhibit 3.Authorization of The Boatmen's National Bank of St. Louis to execute Corporate Trust Powers, authorization of the Federal Reserve Board dated April 23, 1926; incorporated herein by reference to Exhibit 3 of Form T-1; Registration No. 22-11311.

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     Exhibit 4.By-Laws of The Boatmen's National Bank of St. Louis;
               incorporated herein by reference to Exhibit 4 of Form T-1,; Registration No. 33-6800.

     Exhibit 5.Consent to The Boatmen's National Bank of St. Louis required by Section 321(b) of the Act; incorporated herein by reference to Exhibit 5 of Form T-1;
               Registration No. 22-11311.

     Exhibit 6.Report of Condition of The Boatmen's National Bank of St. Louis as of the close of business March 31, 1995, published pursuant to law or the requirements of its supervising or examining authority.
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                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Louis, and State of Missouri, on the _____ day of _______________, 1995.

                         THE BOATMEN'S NATIONAL BANK
                         OF ST. LOUIS

                         By:  /S/ JERRY L. RECTOR
                             --------------------------------
                             Jerry L. Rector
                             Trust Officer